EXHIBIT 32.2

          CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
               PURSUANT TO 18 U.S.C. SECTION 1350
         (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)


       In   connection  with  the  Quarterly  Report  of   Werner
Enterprises, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2008 (the "Report"), filed with the Securities and Exchange Commission, I, John J. Steele, Executive Vice President, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1.  The  Report  fully  complies  with  the  requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of
         1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



August 4, 2008                          /s/ John J. Steele
--------------                          -------------------------
                                        John J. Steele
                                        Executive Vice President,
                                          Treasurer and Chief
                                          Financial Officer